DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

Fourth Quarter 2014 Earnings Call

March 5, 2015

Safe Harbor

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill's continued growth, and Dot Hill's projected financial results for the first quarter of 2015 and full year 2015. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the first quarter of 2015 and full year 2015 may be different from the financial guidance provided in the presentation; the risks associated with macroeconomic factors that are outside of Dot Hill's control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill's OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill's new products may not prove to be popular; the risk that one or more of Dot Hill's suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets' sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill's most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

About Non-GAAP Financial Measures

The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC.

About Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company's products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets customers include Teradata, CGG, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of "platform costs" that support both the Server OEM and Vertical Markets segments.

Q4'14 Non-GAAP Segment Financial Results

	Q4'14	Q4'13	Q3'14	YoY Change	QoQ Change
REVENUE ($K)					
Total Server OEM	29,728	40,831	31,493	-27.2%	-5.6%
Total Vertical Markets	38,495	18,910	20,478	103.6%	88.0%
Total Net Revenue	**68,223**	**59,741**	**51,971**	**14.2%**	**31.3%**
COST OF GOODS SOLD ($K)					
Total Server OEM	21,820	29,220	23,506	-25.3%	-7.2%
Total Vertical Markets	22,827	11,584	11,605	97.1%	96.7%
Total Cost of Goods Sold	**44,647**	**40,804**	**35,111**	**9.4%**	**27.2%**
GROSS PROFIT ($K)					
Total Server OEM	7,908	11,611	7,987	-31.9%	-1.0%
Total Vertical Markets	15,668	7,326	8,873	113.9%	76.6%
Total Gross Profit	**23,576**	**18,937**	**16,860**	**24.5%**	**39.8%**
GROSS MARGIN (%)					
Total Server OEM	26.6%	28.4%	25.4%	- 180 bps	+ 120 bps
Total Vertical Markets	40.7%	38.7%	43.3%	+ 200 bps	- 260 bps
Total Gross Margin %	**34.6%**	**31.7%**	**32.4%**	**+ 290 bps**	**+ 220 bps**
SALES & MARKETING ($K)					
Total Server OEM	567	556	498	2.0%	13.9%
Total Vertical Markets	2,411	2,274	2,542	6.0%	-5.2%
Corporate	786	751	380	4.7%	106.8%
Total Sales & Marketing	**3,764**	**3,581**	**3,420**	**5.1%**	**10.1%**

Q4'14 Non-GAAP Segment Financial Results

	Q4'14	Q4'13	Q3'14	YoY Change	QoQ Change
CONTRIBUTION MARGIN ($K)					
Total Server OEM	7,341	11,055	7,489	-33.6%	-2.0%
Total Vertical Markets	13,257	5,052	6,331	162.4%	109.4%
Corporate	(786)	(751)	(380)	4.7%	106.8%
Total Contribution Margin	**19,812**	**15,356**	**13,440**	**29.0%**	**47.4%**
CONTRIBUTION MARGIN (%)					
Total Server OEM	24.7%	27.1%	23.8%	- 240 bps	+ 90 bps
Total Vertical Markets	34.4%	26.7%	30.9%	+ 770 bps	+ 350 bps
Total Contribution Margin %	**29.0%**	**25.7%**	**25.9%**	**+ 330 bps**	**+ 310 bps**
CORPORATE EXPENSES ($K)					
Research and Development	8,940	8,625	9,164	3.7%	-2.4%
General and Administrative	2,247	2,609	2,495	-13.9%	-9.9%
Total Corporate Expenses	**11,187**	**11,234**	**11,659**	**-0.4%**	**-4.0%**
OPERATING INCOME (LOSS) ($)					
Total Server OEM	7,341	11,055	7,489	-33.6%	-2.0%
Total Vertical Markets	13,257	5,052	6,331	162.4%	109.4%
Corporate	(11,973)	(11,985)	(12,039)	-0.1%	-0.5%
Total Operating Income (Loss)	**8,625**	**4,122**	**1,781**	**109.2%**	**384.3%**

FY 2014 Non-GAAP Segment Financial Results

	FY 2014	FY 2013	YoY Change
REVENUE ($K)			
Total Server OEM	115,394	136,977	-15.8%
Total Vertical Markets	102,085	71,767	42.2%
Total Net Revenue	**217,479**	**208,744**	**4.2%**
COST OF GOODS SOLD ($K)			
Total Server OEM	85,867	99,178	-13.4%
Total Vertical Markets	58,559	41,129	42.4%
Total Cost of Goods Sold	**144,426**	**140,307**	**2.9%**
GROSS PROFIT ($K)			
Total Server OEM	29,527	37,799	-21.9%
Total Vertical Markets	43,526	30,638	42.1%
Total Gross Profit	**73,053**	**68,437**	**6.7%**
GROSS MARGIN (%)			
Total Server OEM	25.6%	27.6%	- 200 bps
Total Vertical Markets	42.6%	42.7%	- 10 bps
Total Gross Margin %	**33.6%**	**32.8%**	**+ 80 bps**
SALES & MARKETING ($K)			
Total Server OEM	2,043	2,010	1.6%
Total Vertical Markets	9,587	8,626	11.1%
Corporate	2,478	2,530	-2.1%
Total Sales & Marketing	**14,108**	**13,166**	**7.2%**

FY 2014 Non-GAAP Segment Financial Results

	FY 2014	FY 2013	YoY Change
CONTRIBUTION MARGIN ($K)			
Total Server OEM	27,484	35,789	-23.2%
Total Vertical Markets	33,939	22,012	54.2%
Corporate	(2,478)	(2,530)	-2.1%
Total Contribution Margin	**58,945**	**55,271**	**6.6%**
CONTRIBUTION MARGIN (%)			
Total Server OEM	23.8%	26.1%	- 230 bps
Total Vertical Markets	33.2%	30.7%	+ 250 bps
Total Contribution Margin %	**27.1%**	**26.5%**	**+ 60 bps**
CORPORATE EXPENSES ($K)			
Research and Development	36,272	34,589	4.9%
General and Administrative	9,897	10,088	-1.9%
Total Corporate Expenses	**46,169**	**44,677**	**3.3%**
OPERATING INCOME (LOSS) ($)			
Total Server OEM	27,484	35,789	-23.2%
Total Vertical Markets	33,939	22,012	54.2%
Corporate	(48,647)	(47,206)	3.1%
Total Operating Income (Loss)	**12,776**	**10,595**	**20.6%**

DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

Appendix: Reconciliation of GAAP to Non-GAAP Financial Measures

Q4'14 Unaudited Reconciliation of Non-GAAP Measures ($K)

	Q4'13	Q3'14	Q4'14	FY '13	FY'14
GAAP net revenue from continuing operations	$ 58,799	$ 52,121	$ 69,115	$ 206,565	$ 217,665
GAAP revenue from discontinued operations	10	-	-	50	-
GAAP net revenue from continuing and discontinued operations	$ 58,809	$ 52,121	$ 69,115	$ 206,615	$ 217,665
AssuredUVS revenue	(10)	-	-	(50)	-
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Non-GAAP net revenue	$ 59,741	$ 51,971	$ 68,223	$ 208,744	$ 217,479
GAAP gross profit from continuing operations	$ 17,750	$ 16,962	$ 24,325	$ 66,070	$ 72,575
GAAP gross margin % from continuing operations	*30.2%*	*32.5%*	*35.2%*	*32.0%*	*33.3%*
GAAP gross profit (loss) from discontinued operations	10	-	-	(92)	-
GAAP gross profit from continuing and discontinued operations	$ 17,760	$ 16,962	$ 24,325	$ 65,978	$ 72,575
GAAP gross margin % from continuing and discontinued operations	*30.2%*	*32.5%*	*35.2%*	*31.9%*	*33.3%*
Stock-based compensation	80	98	93	334	350
Severance costs	-	-	-	40	74
Power supply component failures	75	(100)	-	(707)	(100)
AssuredUVS revenue	(10)	-	-	(50)	-
AssuredUVS expenses	-	-	-	140	-
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Long-term software contract costs	90	50	50	523	340
Non-GAAP gross profit	$ 18,937	$ 16,860	$ 23,576	$ 68,437	$ 73,053
Non-GAAP gross margin %	*31.7%*	*32.4%*	*34.6%*	*32.8%*	*33.6%*

Q4'14 Unaudited Reconciliation of Non-GAAP Measures ($K)

	Q4'13	Q3'14	Q4'14	FY '13	FY'14
GAAP sales and marketing expenses from continuing operations	$ 3,643	$ 3,522	$ 3,846	$ 13,450	$ 14,505
GAAP contribution margin from continuing operations	$ 14,107	$ 13,440	$ 20,479	$ 52,620	$ 58,070
GAAP contribution margin % from continuing operations	*24.0%*	*25.8%*	*29.6%*	*25.5%*	*26.7%*
Stock-based compensation	(62)	(102)	(80)	(275)	(354)
Severance costs	-	-	(2)	(9)	(43)
Non-GAAP sales and marketing expenses	$ 3,581	$ 3,420	$ 3,764	$ 13,166	$ 14,108
Non-GAAP contribution margin	$ 15,356	$ 13,440	$ 19,812	$ 55,271	$ 58,945
Non-GAAP contribution margin %	*25.7%*	*25.9%*	*29.0%*	*26.5%*	*27.1%*
GAAP operating expenses from continuing operations	$ 15,624	$ 16,874	$ 15,696	$ 60,440	$ 64,272
GAAP operating expenses from discontinued operations	33	-	-	383	-
GAAP operating expenses from cont. and discontinued ops	$ 15,657	$ 16,874	$ 15,696	$ 60,823	$ 64,272
Currency loss	(152)	(116)	(71)	(517)	(86)
Stock-based compensation	(693)	(668)	(655)	(2,356)	(2,796)
AssuredUVS expenses	(19)	-	-	(402)	-
Long-term software contract deferred costs	29	-	-	394	-
Legal settlement	-	(1,000)	-	-	(1,000)
Legal fees related to power supply component failure	-	-	-	(2)	-
Severance costs	(7)	(11)	(19)	(97)	(113)
Non-GAAP operating expenses	$ 14,815	$ 15,079	$ 14,951	$ 57,843	$ 60,277

Q4'14 Unaudited Reconciliation of Non-GAAP Measures ($K)

dot HILL®

	Q4'13	Q3'14	Q4'14	FY '13	FY'14
GAAP operating income from continuing operations	$ 2,126	$ 88	$ 8,629	$ 5,630	$ 8,303
GAAP operating loss from discontinued operations	(23)	-	-	(484)	-
GAAP operating income from continuing and discontinued ops	$ 2,103	$ 88	$ 8,629	$ 5,146	$ 8,303
Currency loss	152	116	71	517	86
Stock-based compensation	773	766	748	2,690	3,145
Power supply component failures	75	(100)	-	(705)	(100)
AssuredUVS expenses	19	-	-	552	-
AssuredUVS revenue	(10)	-	-	(50)	-
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Long-term software contract costs	90	50	50	523	340
Long-term software contract deferred costs	(29)	-	-	(394)	-
Legal settlement	-	1,000	-	-	1,000
Severance costs	7	11	19	137	188
Non-GAAP operating income	$ 4,122	$ 1,781	$ 8,625	$ 10,595	$ 12,776
GAAP net income from continuing operations	$ 2,236	$ 40	$ 8,505	$ 5,540	$ 8,055
GAAP net loss from discontinued operations	(24)	-	-	(476)	-
GAAP net income from continuing and discontinued ops	$ 2,212	$ 40	$ 8,505	$ 5,064	$ 8,055
Currency loss	152	116	71	517	86
Stock-based compensation	773	766	748	2,690	3,145
Power supply component failures	75	(100)	-	(705)	(100)
AssuredUVS expenses	19	-	-	542	-
AssuredUVS revenue	(10)	-	-	(50)	-
Other income	-	-	-	-	(27)
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Long-term software contract costs	90	50	50	523	340
Long-term software contract deferred costs	(29)	-	-	(394)	-
Legal settlement	-	1,000	-	-	1,000
Severance costs	7	11	19	137	188
Non-GAAP net income	$ 4,231	$ 1,733	$ 8,501	$ 10,503	$ 12,501

Q4'14 Unaudited Reconciliation of Non-GAAP Measures ($K)

	Q4'13	Q3'14	Q4'14	FY '13	FY'14
Non-GAAP net income per share					
Basic	$ 0.07	$ 0.03	$ 0.14	$ 0.18	$ 0.21
Diluted	$ 0.07	$ 0.03	$ 0.13	$ 0.18	$ 0.20
Weighted average shares used to calculate net income per share:					
Basic	58,948	60,396	60,615	58,521	60,171
Diluted	60,867	63,755	64,307	59,247	63,898
Non-GAAP net income	$ 4,231	$ 1,733	$ 8,501	$ 10,503	$ 12,501
Interest expense less AssuredUVS	(2)	4	10	14	36
Income tax expense	(132)	46	106	51	227
Depreciation less AssuredUVS	810	989	1,092	3,125	3,972
Non-GAAP EBITDA	$ 4,907	$ 2,772	$ 9,709	$ 13,693	$ 16,736

Q4'14 Unaudited GAAP to Non-GAAP Server OEM Reconciliation ($K)

	Q4'13	Q3'14	Q4'14	FY'13	FY'14
Server OEM GAAP net revenue from continuing operations	$ 39,889	$ 31,643	$ 30,620	$ 134,798	$ 115,580
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Server OEM non-GAAP net revenue	$ 40,831	$ 31,493	$ 29,728	$ 136,977	$ 115,394
Server OEM GAAP gross profit from continuing operations	$ 10,445	$ 8,120	$ 8,704	$ 35,534	$ 29,211
Server OEM GAAP gross margin % from continuing operations	*26.2%*	*25.7%*	*28.4%*	*26.4%*	*25.3%*
Stock-based compensation	59	67	46	244	214
Severance costs	-	-	-	26	48
Power supply component failures	75	(100)	-	(707)	(100)
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Long-term software contract costs	90	50	50	523	340
Server OEM non-GAAP gross profit	$ 11,611	$ 7,987	$ 7,908	$ 37,799	$ 29,527
Server OEM non-GAAP gross margin %	*28.4%*	*25.4%*	*26.6%*	*27.6%*	*25.6%*
Server OEM GAAP sales & marketing expenses from cont. ops.	$ 569	$ 516	$ 581	$ 2,070	$ 2,120
Server OEM GAAP contribution margin from continuing ops.	$ 9,876	$ 7,604	$ 8,123	$ 33,464	$ 27,091
Server OEM GAAP contribution margin % from continuing ops.	*24.8%*	*24.0%*	*26.5%*	*24.8%*	*23.4%*
Stock-based compensation	(13)	(18)	(14)	(58)	(68)
Severance costs	-	-	-	(2)	(9)
Server OEM non-GAAP sales and marketing expenses	$ 556	$ 498	$ 567	$ 2,010	$ 2,043
Server OEM non-GAAP contribution margin	$ 11,055	$ 7,489	$ 7,341	$ 35,789	$ 27,484
Server OEM non-GAAP contribution margin %	*27.1%*	*23.8%*	*24.7%*	*26.1%*	*23.8%*
Server OEM GAAP operating income from continuing ops.	$ 9,876	$ 7,604	$ 8,123	$ 33,464	$ 27,091
Stock-based compensation	72	85	60	302	282
Severance costs	-	-	-	28	57
Power supply component failures	75	(100)	-	(707)	(100)
Long-term software contract royalties	942	(150)	(892)	2,179	(186)
Long-term software contract costs	90	50	50	523	340
Server OEM non-GAAP operating income	$ 11,055	$ 7,489	$ 7,341	$ 35,789	$ 27,484

Q4'14 Unaudited GAAP to Non-GAAP Vertical Markets Reconciliation ($K)

dot HILL®

	Q4'13	Q3'14	Q4'14	FY'13	FY'14
Vertical Markets GAAP net revenue from continuing operations	$ 18,910	$ 20,478	$ 38,495	$ 71,767	$ 102,085
GAAP Revenue from discontinued operations	10	-	-	50	-
Vertical Markets GAAP net revenue from continuing and discontinued ops	$ 18,920	$ 20,478	$ 38,495	$ 71,817	$ 102,085
AssuredUVS revenue	(10)	-	-	(50)	-
Vertical Markets non-GAAP net revenue	$ 18,910	$ 20,478	$ 38,495	$ 71,767	$ 102,085
Vertical Markets GAAP gross profit from continuing operations	$ 7,305	$ 8,842	$ 15,621	$ 30,536	$ 43,364
Vertical Markets GAAP gross margin % from continuing operations	*38.6%*	*43.2%*	*40.6%*	*42.5%*	*42.5%*
Vertical Markets GAAP gross profit (loss) from discontinued operations	10	-	-	(92)	-
Vertical Markets GAAP gross profit from continuing and discontinued ops	$ 7,315	$ 8,842	$ 15,621	$ 30,444	$ 43,364
Vertical Markets GAAP gross margin % from continuing and discontinued ops	*38.7%*	*43.2%*	*40.6%*	*42.4%*	*42.5%*
Stock-based compensation	21	31	47	90	136
Severance costs	-	-	-	14	26
AssuredUVS revenue	(10)	-	-	(50)	-
AssuredUVS expenses	-	-	-	140	-
Vertical Markets non-GAAP gross profit	$ 7,326	$ 8,873	$ 15,668	$ 30,638	$ 43,526
Vertical Markets non-GAAP gross margin %	*38.7%*	*43.3%*	*40.7%*	*42.7%*	*42.6%*
Vertical Markets GAAP sales and marketing expenses from continuing ops	$ 2,302	$ 2,593	$ 2,452	$ 8,755	$ 9,777
Vertical Markets GAAP contribution margin from continuing operations	$ 5,003	$ 6,249	$ 13,169	$ 21,781	$ 33,587
Vertical Markets GAAP contribution margin % from continuing operations	*26.5%*	*30.5%*	*34.2%*	*30.3%*	*32.9%*
Stock-based compensation	(28)	(51)	(40)	(125)	(170)
Severance costs	-	-	(1)	(4)	(20)
Vertical Markets non-GAAP sales and marketing expenses	$ 2,274	$ 2,542	$ 2,411	$ 8,626	$ 9,587
Vertical Markets non-GAAP contribution margin	$ 5,052	$ 6,331	$ 13,257	$ 22,012	$ 33,939
Vertical Markets non-GAAP contribution margin %	*26.7%*	*30.9%*	*34.4%*	*30.7%*	*33.2%*
Vertical Markets GAAP operating income from continuing operations	$ 5,003	$ 6,249	$ 13,169	$ 21,781	$ 33,587
Vertical Markets GAAP operating income (loss) from discontinued operations	10	-	-	(92)	-
Vertical Markets GAAP operating income from continuing and discontinued ops	$ 5,013	$ 6,249	$ 13,169	$ 21,689	$ 33,587
Stock-based compensation	49	82	87	215	306
Severance costs	-	-	1	18	46
AssuredUVS revenue	(10)	-	-	(50)	-
AssuredUVS expenses	-	-	-	140	-
Vertical Markets non-GAAP operating income	$ 5,052	$ 6,331	$ 13,257	$ 22,012	$ 33,939

Q4'14 Unaudited GAAP to Non-GAAP Corporate Segment Reconciliation ($K)

	Q4'13	Q3'14	Q4'14	FY'13	FY'14
Corporate GAAP sales and marketing expenses from continuing operations	$ 772	$ 413	$ 813	$ 2,625	$ 2,608
Corporate GAAP contribution margin from continuing operations	$ (772)	$ (413)	$ (813)	$ (2,625)	$ (2,608)
Stock-based compensation	(21)	(33)	(26)	(92)	(116)
Severance costs	-	-	(1)	(3)	(14)
Corporate non-GAAP sales and marketing expenses	$ 751	$ 380	$ 786	$ 2,530	$ 2,478
Corporate non-GAAP contribution margin	$ (751)	$ (380)	$ (786)	$ (2,530)	$ (2,478)
Corporate GAAP research and development expenses from continuing operations	$ 8,739	$ 9,516	$ 9,313	$ 35,332	$ 37,645
Stock-based compensation	(136)	(341)	(356)	(1,053)	(1,304)
Long-term software contract deferred costs	29	-	-	394	-
Severance costs	(7)	(11)	(17)	(84)	(69)
Corporate non-GAAP research and development expenses	$ 8,625	$ 9,164	$ 8,940	$ 34,589	$ 36,272
Corporate GAAP general and administrative expenses from continuing operations	$ 3,242	$ 3,836	$ 2,537	$ 11,658	$ 12,122
Corporate GAAP general and administrative expenses from discontinued operations	33	-	-	393	-
Corporate GAAP general and admin expenses from continuing and discontinued ops	$ 3,275	$ 3,836	$ 2,537	$ 12,051	$ 12,122
Currency loss	(152)	(116)	(71)	(517)	(86)
Stock-based compensation	(495)	(225)	(219)	(1,028)	(1,137)
AssuredUVS expenses	(19)	-	-	(412)	-
Legal settlement	-	(1,000)	-	-	(1,000)
Legal fees related to power supply component failure	-	-	-	(2)	-
Severance costs	-	-	-	(4)	(2)
Corporate non-GAAP general and administrative expenses	$ 2,609	$ 2,495	$ 2,247	$ 10,088	$ 9,897
Corporate GAAP operating loss from continuing operations	$ (12,753)	$ (13,765)	$ (12,663)	$ (49,615)	$ (52,375)
Corporate GAAP operating loss from discontinued operations	(33)	-	-	(392)	-
Corporate GAAP operating loss from continuing and discontinued operations	$ (12,786)	$ (13,765)	$ (12,663)	$ (50,007)	$ (52,375)
Currency loss	152	116	71	517	86
Stock-based compensation	652	599	601	2,173	2,557
AssuredUVS expenses	19	-	-	412	-
Long-term software contract deferred costs	(29)	-	-	(394)	-
Legal fees related to power supply component failure	-	-	-	2	-
Legal settlement	-	1,000	-	-	1,000
Severance costs	7	11	18	91	85
Corporate non-GAAP operating loss	$ (11,985)	$ (12,039)	$ (11,973)	$ (47,206)	$ (48,647)